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EXHIBIT 99.1


                                 NVE CORPORATION
                                ISSUED US PATENTS

OFFSET MAGNETORESISTIVE MEMORY STRUCTURES
         US Patent No. 5,251,170                     Issued 10/5/93
         J. Daughton, A. Pohm                        14 Claims

METHOD FOR SENSING DATA IN A MAGNETORESISTIVE MEMORY USING LARGE FRACTIONS OF MEMORY CELL FILMS FOR DATA STORAGE
         US Patent No. 5,420,819                     Issued 5/30/95
         A. Pohm                                     14 Claims

METHOD FOR FORMING OFFSET MAGNETORESISTIVE MEMORY STRUCTURES
         US Patent No. 5,424,236                     Issued 6/13/95
         J. Daughton, A. Pohm                        7 Claims

MAGNETORESISTIVE STRUCTURE COMPRISING FERROMAGNETIC THIN FILMS AND INTERMEDIATE LAYERS OF LESS THAN 30 ANGSTROMS FORMED OF ALLOYS HAVING IMMISCIBLE COMPONENTS
         US Patent No. 5,569,544                     Issued 10/29/96
         J. Daughton                                 42 Claims

MAGNETORESISTIVE STRUCTURE WITH OF ALLOY LAYER HAVING TWO SUBSTANTIALLY IMMISCSIBLE COMPONENTS
         US Patent No. 5,595,830                     Issued 1/21/97
         J. Daughton,                                50 Claims

MAGNETORESISTIVE STRUCTURE COMPRISING FERROMAGNETIC THIN FILMS AND INTERMEDIATE ALLOY LAYER HAVING MAGNETIC CONCENTRATOR AND SHIELDING PERMEABLE MASSES
         US Patent No. 5,617,071                     Issued 4/1/97
         J. Daughton,                                16 Claims

MAGNETORESISTIVE MEMORY USING LARGE FRACTIONS OF MEMORY CELL FILMS FOR DATA STORAGE
         US Patent No. 5,636,159                     Issued 6/3/97
         A. Pohm                                     15 Claims

MAGNETIC FIELD SENSORS INDIVIDUALIZED FIELD REDUCERS
         US Patent No. 5,729,137                     Issued 3/17/98
         J.Daughton, Theodore M. Hermann             22 Claims

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MAGNETORESISTIVE MEMORY USING LARGE FRACTIONS OF MEMORY CELL FILMS FOR DATA
STORAGE
         US Patent No. 5,768,180                     Issued 6/16/98
         A. Pohm                                     22 Claims

MAGNETIC CURRENT SENSOR
         US Patent No. 5,831,426                     Issued 11/3/98
         William C. Black, Theodore M Hermann        17 Claims

MAGNETORESISTIVE MEMORY USING LARGE FRACTION OF MEMORY CELLS FILMS FOR STORAGE
         US Patent No. 5,892,708                     Issued 4/6/99
         A. Pohm                                     10 Claims

GIANT MAGNETORESISTIVE EFFECT MEMORY CELL
         US Patent No. 5,949,707                     Issued 9/7/99
         A. Pohm, B. Everitt                         45 Claims

GIANT MAGNETORESISTIVE EFFECT MEMORY CELL
         US Patent No. 5,966,322                     Issued 10/12/99
         A. Pohm, B. Everitt                         40 Claims

SPIN DEPENDENT TUNNELING MEMORY
         US Patent No. 6,021,065                     Issued 2/1/00
         J. Daughton, A. Pohm                        14 Claims

SPIN DEPENDENT TUNNELING SENSOR
         US Patent No. 6,072,382                     Issued 6/6/00
         J. Daughton, A. Pohm, M. Tondra             25 Claims


SPIN DEPENDENT TUNNELING MEMORY
         US Patent No. 6,147,900                     Issued 11/14/00
         A. Pohm                                     24 Claims